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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 2, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         FLORIDA                     000-28863                  84-1331134
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NUMBER)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 894-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business, the fact that many of Markland's contracts contain provisions allowing Markland's customer to terminate the contract for convenience and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 7.01         REGULATION FD DISCLOSURE

On March 2, 2005 the Company's president, Ken Ducey, gave a presentation to the New York Society of Security Analysts. In response to a question posed by a member of the audience, Mr. Ducey disclosed that the Company and its subsidiaries have received orders for approximately fifty million dollars of goods and services which have not yet been delivered. We believe this information to accurately reflect the Company and its subsidiaries' current backlog. The majority of these orders are pursuant to contracts with the Department of Defense which contain provisions which allow the government to terminate those contracts at its convenience; therefore, it cannot be guaranteed that we will ultimately receive the proceeds from these unfilled orders.

The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKLAND TECHNOLOGIES, INC.



                                        By: /s/ Robert Tarini
                                            ------------------------------------
                                            Robert Tarini
                                            Chief Executive Officer

Date: March 3, 2005